Exhibit 99.1




                   PRO FORMA CONDENSED FINANCIAL INFORMATION


         On December 31, 1995, Crestar Financial Corporation (Crestar) merged with Loyola Capital Corporation (Loyola), a savings bank holding company and parent company of Loyola F.S.B., in a transaction accounted for as a pooling of interests. Based on an exchange ratio of 0.64 shares of Crestar common stock for each outstanding share of Loyola common stock, Crestar issued 5,213,309 shares of common stock.

         The following Pro Forma Condensed Statement of Financial Condition presented assumes that the merger was consummated on September 30, 1995, and the Pro Forma Condensed Statements of Operations assume that the merger was consummated at the beginning of each period presented.

         The pro forma earnings are not necessarily indicative of the results of operations had the merger occurred at the beginning of each period presented, nor are they necessarily indicative of the results of future operations.

              PRO FORMA CONDENSED STATEMENT OF FINANCIAL CONDITION

                               SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                                                                                                 Crestar &
                                                                                           Adjustments            Loyola
                                                                                            increase             pro forma
(Dollars in thousands)                                          Crestar        Loyola       (decrease)            combined

Assets
     Cash and due from banks                                  $   706,673   $   26,439         $   -             $   733,112
     Securities held to maturity                                  826,212      260,389                             1,086,601
     Securities available for sale                              1,807,656       36,053                             1,843,709
     Money market investments                                     618,164       47,306                               665,470
     Mortgage loans held for sale                                 446,781       42,561                               489,342

     Loans, net of unearned income                              9,669,507    2,075,374                            11,744,881
        Less: Allowance for loan losses                          (223,430)     (11,530)         (4,512)(1)          (239,472)
           Loans - net                                          9,446,077    2,063,844                            11,505,409

     Premises and equipment, net                                  332,949       24,949                               357,898
     Intangible assets - net                                      156,226        3,772                               159,998
     Foreclosed properties - net                                   14,614        5,694           2,326 (1)            22,634
     Other assets                                                 406,841       31,844                               438,685
                    Total Assets                              $14,762,193   $2,542,851         ($2,186)          $17,302,858


Liabilities and Shareholders' Equity
     Deposits:
        Noninterest-bearing demand deposits                   $ 2,185,849   $   27,452         $    -             $2,213,301
        Interest bearing deposits                               8,685,617    1,505,188                            10,190,805
           Total deposits                                      10,871,466    1,532,640                            12,404,106
     Short-term borrowings                                      1,873,127      478,397                             2,351,524
     Other liabilities                                            378,690       50,969          27,094 (1)           456,753
     Long-term debt                                               380,237      303,315                               683,552
                    Total Liabilities                          13,503,520    2,365,321          27,094            15,895,935

     Shareholders' Equity
        Preferred stock, authorized 2,000,000
           shares, none issued                                          -            -               -                     -
        Common stock, $5 par value, authorized
           100,000,000 shares; outstanding
           37,709,106 actual shares and
           42,906,252 pro forma combined                          188,546            -          25,985 (2)           214,531
           shares
        Common stock, $.10 par value, authorized
           50,000,000 shares; outstanding
           8,120,541 shares                                             -          812            (812)(2)                 -
     Capital surplus                                              346,725       44,327         (25,173)(2)           365,879
     Retained earnings                                            726,036      132,391         (29,280)(1)           829,147
     Net unrealized loss on securities
     available for sale                                            (2,634)         -                -                 (2,634)
                    Total Shareholders'                         1,258,673      177,530         (29,280)            1,406,923
                      Equity

                    Total Liabilities and
                      Shareholders' Equity                    $14,762,193   $2,542,851         ($2,186)          $17,302,858

See notes to Pro Forma Condensed Financial Information.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                                                                                                       Crestar &
(Dollars in thousands, except per share data)                                                                           Loyola
                                                                                                                       pro forma
                                                                                        Crestar          Loyola       combined (3)
Interest Income
     Interest and fees on loans                                                      $   633,792       $  121,671     $   755,463
     Interest and dividends on securities                                                112,938           14,967         127,905
     Other interest income                                                                30,873            4,083          34,956
           Total interest income                                                         777,603          140,721         918,324

Interest Expense
     Interest on deposits                                                                245,341           53,283         298,624
     Interest on short-term borrowings                                                    51,917           20,722          72,639
     Interest on long-term debt                                                           24,075           13,685          37,760
           Total interest expense                                                        321,333           87,690         409,023

Net interest income
     Net interest income                                                                 456,270           53,031         509,301
     Provision for loan losses                                                            37,600              668          38,268
     Net interest income after provision
         for loan losses                                                                 418,670           52,363         471,033

Noninterest income
     Service charges on deposit accounts                                                  66,189            1,112          67,301
     Trust and investment advisory income                                                 44,270                -          44,270
     Securities losses                                                                    (3,529)               -          (3,529)
     Other noninterest income                                                             99,050            7,914         106,964
        Total noninterest income                                                         205,980            9,026         215,006

Noninterest expense
     Personnel expense                                                                   228,440           19,818         248,258
     Occupancy expense, net                                                               32,162            3,726          35,888
     Equipment expense                                                                    20,835            1,219          22,054
     Other noninterest expense                                                           128,506           15,803         144,309
        Total noninterest expense                                                        409,943           40,566         450,509

Net income
     Income before income taxes                                                          214,707           20,823         235,530
     Income tax expense                                                                   73,326            8,704          82,030
     Net income                                                                      $   141,381       $   12,119     $   153,500

Per common share data
     Net income per share:
         Primary                                                                     $      3.71       $     1.38     $      3.51
         Fully diluted                                                               $      3.70       $     1.38     $      3.50
     Weighted average shares outstanding:
         Primary                                                                      38,107,000        8,743,000      43,702,000
         Fully diluted                                                                38,194,000        8,767,000      43,805,000

            See Notes to Pro Forma Condensed Financial Information.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                                                     Crestar &
(Dollars in thousands, except per share data)                                         Loyola
                                                                                     pro forma
                                                      Crestar         Loyola        combined(3)
Interest Income
  Interest and fees on loans                        $   504,830     $   95,103     $   599,933
  Interest and dividends on securities                  142,124         16,697         158,821
  Other interest income                                  37,298          6,411          44,339
    Total interest income                               684,882        118,211         803,093

Interest Expense
  Interest on deposits                                  203,420         42,605         246,025
  Interest on short-term borrowings                      33,190         11,272          44,462
  Interest on long-term debt                             13,399         14,477          27,876
    Total interest expense                              250,009         68,354         318,363

Net interest income
  Net interest income                                   434,873         49,857         484,730
  Provision for loan losses                              26,982            510          27,492
  Net interest income after provision
    for loan losses                                     407,891         49,347         457,238

Noninterest income
  Service charges on deposit accounts                    62,535            744          63,279
  Trust and investment advisory income                   42,688              -          42,688
  Securities losses                                      (1,755)             -          (1,755)
  Other noninterest income                               88,385          8,943          97,328
    Total noninterest income                            191,853          9,687         201,540

Noninterest expense
  Personnel expense                                     228,420         19,923         248,343
  Occupancy expense, net                                 31,953          3,602          35,555
  Equipment expense                                      18,367          1,311          19,678
  Other noninterest expense                             130,973         16,214         147,187
    Total noninterest expense                           409,713         41,050         450,763

Net income
  Income before income taxes                            190,031         17,984         208,015
  Income tax expense                                     63,337          7,097          70,434
  Net income                                        $   126,694     $   10,887     $   137,581

Per common share data
  Net income per share:
    Primary                                         $      3.34     $     1.25     $      3.16
    Fully diluted                                   $      3.34     $     1.25     $      3.16
  Weighted average shares outstanding:
    Primary                                          37,933,000      8,648,000      43,468,000
    Fully diluted                                    37,953,000      8,667,000      43,500,000

            See Notes to Pro Forma Condensed Financial Information.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                                                  Crestar &
(Dollars in thousands, except per share data)                                      Loyola
                                                                                   pro forma
                                                   Crestar           Loyola      combined (3)
Interest Income
     Interest and fees on loans                 $   692,710       $  133,072     $   825,782
     Interest and dividends on securities           183,997           22,277         206,274
     Other interest income                           49,327            6,062          55,389
         Total interest income                      926,034          161,411       1,087,445

Interest Expense
     Interest on deposits                           276,542           57,915         334,457
     Interest on short-term borrowings               48,169           16,667          64,836
     Interest on long-term debt                      19,507           19,485          38,992
         Total interest expense                     344,218           94,067         438,285

Net interest income
     Net interest income                            581,816           67,344         649,160
     Provision for loan losses                       29,682              660          30,342
     Net interest income after provision
         for loan losses                            552,134           66,684         618,818

Noninterest income
     Service charges on deposit accounts             82,851            1,063          83,914
     Trust and investment advisory income            55,609                -          55,609
     Securities losses                             (10,776)                -        (10,776)
     Other noninterest income                       126,586           11,610         138,196
        Total noninterest income                    254,270           12,673         266,943

Noninterest expense
     Personnel expense                              303,580           26,364         329,944
     Occupancy expense, net                          42,231            4,901          47,132
     Equipment expense                               25,339            1,755          27,094
     Other noninterest expense                      180,558           21,272         201,830
        Total noninterest expense                   551,708           54,292         606,000

Net income
     Income before income taxes                     254,696           25,065         279,761
     Income tax expense                              85,617           10,026          95,643
     Net income                                 $   169,079       $   15,039     $   184,118

Per common share data
     Net income per share:
         Primary                                $      4.47       $     1.74     $      4.24
         Fully diluted                          $      4.47       $     1.73     $      4.24
     Weighted average shares outstanding:
         Primary                                 37,864,000        8,646,000      43,398,000
         Fully diluted                           37,867,000        8,660,000      43,409,000

            See Notes to Pro Forma Condensed Financial Information.

               NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION
                                  (UNAUDITED)



(1) Certain material, non-recurring expenses totaling $29.3 million, on an after-tax basis, were recorded in conjunction with the Merger on December 31, 1995. Pre-tax adjustments included $11.3 million for the settlement of obligations under existing employment contracts, severance pay for involuntary terminations, early retirement and related employee benefits; $5.8 million associated with branch closings and related equipment disposals; and $9.5 million of expenses related to effecting the merger. Other non-recurring adjustments included an increase in the allowance for loan losses of approximately $4.5 million and a decrease in the reserve for foreclosed properties of $2.3 million. Such adjustments reflect Crestar's accelerated disposition strategy with respect to specific loans, and revised valuations of foreclosed properties based on favorable changes in market conditions. The income tax benefit associated with the above net non-recurring expenses totaled approximately $10.1 million. Also at the time of the merger, Crestar recorded a $10.6 million tax liability associated with the tax bad debt reserves of Loyola (which becomes payable upon the merger of Loyola F.S.B. into a bank). The impact of each of the adjustments has been reflected in the Pro Forma Condensed Statement of Financial Condition as of September 30, 1995.

(2) Based on an exchange ratio of 0.64 for conversion of Loyola common stock into Crestar common stock (the actual exchange ratio for the December 31, 1995 merger). At September 30, 1995, Crestar and Loyola had 37,709,106 and 8,120,541 common shares outstanding, respectively.

(3) No pro forma adjustments are necessary in the Pro Forma Condensed Statement of Operations.